Exhibit 99.4
Viper Energy, Inc.
Unaudited Pro Forma Condensed Combined Financial Statements

Pending Drop Down Transaction

On January 30, 2025, Viper Energy, Inc. (“Viper” or the “Company”) and Viper Energy Partners LLC (the “Operating Company”), as buyer parties, entered into a definitive equity purchase agreement with Endeavor Energy Resources, LP (“Seller”) and 1979 Royalties LP and 1979 Royalties GP, LLC (collectively, the “Endeavor Subsidiaries”), each of which is a subsidiary of the Company’s parent Diamondback Energy, Inc. (“Diamondback”), to acquire the Endeavor Subsidiaries from the Seller for consideration consisting of (i) $1.0 billion in cash and (ii) the issuance of 69,626,640 units representing limited liability company interests in the Operating Company (“OpCo Units”) and an equivalent number of shares of the Company’s Class B Common Stock, par value $0.000001 per share (“Class B Common Stock”) (collectively, the “Equity Issuance”), in each case subject to customary closing adjustments including, among other things, for net title benefits (such transaction, the “Pending Drop Down”). The OpCo Units and the Class B Common Stock to be issued in the Pending Drop Down, as well as the OpCo Units and Class B Common Stock otherwise beneficially owned by Diamondback, are exchangeable from time to time for shares of the Company’s Class A Common Stock, par value $0.000001 per share (the “Class A Common Stock”) (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). The mineral and royalty interests owned by the Endeavor Subsidiaries and to be acquired in the Pending Drop Down represent approximately 22,847 net royalty acres in the Permian Basin, approximately 69% of which are operated by Diamondback, and have an average net royalty interest of approximately 2.8% and current oil production of approximately 17,097 BO/d (the “Endeavor Mineral and Royalty Interests”).

The Company expects to fund the $1.0 billion cash portion of the Pending Drop Down with the proceeds of a public equity offering (the “assumed Equity Offering”) of approximately 20,981,956 shares of its Class A Common Stock based on the closing share price of its Class A Common Stock on January 24, 2024 of $47.66. The Pending Drop Down will be accounted for as a transaction between entities under common control with the acquired properties recorded at the Seller's historical carrying value in the Company’s consolidated balance sheet. Diamondback recently acquired the Endeavor Mineral and Royalty Interests in its merger with Endeavor in September 2024. Diamondback’s historical carrying value of the Endeavor Mineral and Royalty Interests as of September 30, 2024 approximates the Pending Drop Down purchase price.

The completion of the Pending Drop Down is subject to (i) the approval of the Pending Drop Down by (a) the holders of a majority of the voting power of the Company’s common stock entitled to vote on such proposal, voting together as a single class, at the special meeting of the Company’s stockholders, excluding the shares beneficially owned by Diamondback and its subsidiaries, and (b) the holders of a majority of the Company’s outstanding common stock, in each case, as required by Delaware law, (ii) regulatory clearance under the Hart-Scott-Rodino Antitrust Improvement Act and (iii) the satisfaction or waiver of other customary closing conditions. In addition, the Equity Issuance is subject to the approval by a majority of the total votes cast at the special meeting on such proposal, as required by the rules of the Nasdaq Stock Market LLC.

Previously Completed Significant Acquisitions

TWR Acquisition

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2024, Viper and the Operating Company, completed the acquisition on October 1, 2024, of all of the issued and outstanding equity interests in Tumbleweed Royalty IV, LLC and TWR IV SellCo LLC (collectively, “TWR”) pursuant to a definitive purchase and sale agreement (the “TWR Acquisition”). The mineral and royalty interests acquired in the TWR Acquisition represent approximately 3,067 net royalty acres in the Permian Basin. Consideration for the TWR Acquisition consisted of (i) cash consideration of approximately $458.9 million, subject to customary post-closing adjustments, (ii) 10,093,670 OpCo Units and an option to acquire an equal number of shares of Class B Common Stock, and (iii) contingent cash consideration of up to $41.0 million payable in January of 2026, based on the average price of West Texas Intermediate (WTI) sweet crude oil prompt month futures contracts for the calendar year 2025 (the “WTI 2025 Average”). The cash consideration was funded through a combination of cash on hand, borrowings under the Operating Company’s revolving credit facility and proceeds from a public offering of Class A Common Stock in September 2024.

Tumbleweed Acquisitions

On September 3, 2024 (the “Q&M Closing Date”), the Company completed the related acquisitions of all of the issued and outstanding equity interests in (i) Tumbleweed-Q Royalties, LLC (“Tumbleweed Q”) from Tumbleweed-Q Royalty Partners, LLC and (the “Q Acquisition”), and (ii) MC TWR Royalties, LP and MC TWR Intermediate, LLC (“Tumbleweed M”) from MC Tumbleweed Royalty, LLC ( the “M Acquisition”), pursuant to definitive purchase and sale agreements (collectively, the “Q&M Acquisitions).

The mineral and royalty interests acquired in the Q Acquisition represent approximately 406 net royalty acres in the Permian Basin. Consideration for the Q Acquisition consisted of (i) $113.6 million in cash, subject to transaction costs and customary post-closing adjustments, and (ii) contingent cash consideration of up to $5.4 million payable in January of 2026, based on the WTI 2025 Average.

The mineral and royalty interests acquired in the M Acquisition represent approximately 267 net royalty acres in the Permian Basin. Consideration for the M Acquisition consisted of (i) $75.8 million in cash, subject to transaction costs and customary post-closing adjustments, and (ii) contingent cash consideration of up to $3.6 million payable in January of 2026, based on the WTI 2025 Average.

The TWR Acquisition, Q Acquisition and M Acquisition (collectively, the “Tumbleweed Acquisitions”) were accounted for as asset acquisitions in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). As such, for pro forma purposes, the fair value of the consideration paid by the Company for each of the Tumbleweed Acquisitions and the allocation of that amount to the underlying assets acquired was recorded on a relative fair value basis. Additionally, transaction costs directly related to the Tumbleweed Acquisitions were capitalized as a component of the purchase price.

GRP Acquisition

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023, the Company completed the acquisition on November 1, 2023 (the “GRP Closing Date”), of certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons (the “GRP Acquisition”) from Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, “GRP,” and affiliates of Warwick Capital Partners and GRP Energy Capital) under the previously reported purchase and sale agreement, dated as of September 4, 2023, by and among the Company and GRP. Total consideration for the GRP Acquisition consisted of 9,018,760 common units representing limited partnership interests in Viper and $747.6 million in cash including transactions costs and customary post-closing adjustments.

The GRP Acquisition was accounted for as an asset acquisition in accordance with ASC 805. The fair value of the consideration paid by the Company and the allocation of that amount to the underlying assets acquired was recorded on a relative fair value basis. Additionally, transaction costs directly related to the GRP Acquisition were capitalized as a component of the purchase price. The operating results of GRP are consolidated in Viper’s financial statements beginning on the GRP Closing Date.

Pro Forma Financial Statement Presentation

The following unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) are based on the Company’s historical consolidated financial statements, adjusted to give effect to transaction adjustments for (i) the assets and liabilities acquired by the Company in the TWR Acquisition, (ii) the assets to be acquired by the Company in the Pending Drop Down, (iii) the funding of the purchase prices for the Tumbleweed Acquisition and the Pending Drop Down, including the assumed Equity Offering, and (iv) the impacts of the previously completed GRP Acquisition and Q&M Acquisitions not reflected in the Company’s historical consolidated financial statements for the nine months ended September 30, 2024 and the year ended December 31, 2023.

The following pro forma financial statements present (i) the Company’s unaudited condensed combined pro forma balance sheet as of September 30, 2024 (the, “pro forma balance sheet”), (ii) the Company’s unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 and (iii) the Company’s unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023.

The pro forma balance sheet assumes that the TWR Acquisition, the Pending Drop Down and the assumed Equity Offering executed to fund the cash consideration for the Pending Drop Down all occurred on September 30, 2024.

The pro forma statements of operations for the year ended December 31, 2023 and the nine months ended September 30, 2024 give pro forma effect to (i) the GRP Acquisition through the GRP Closing Date, (ii) the Q & M Acquisitions through the Q&M Closing Date, (iii) the TWR Acquisition, (iv) the Pending Drop Down, and (v) the assumed Equity Offering as if they had occurred on January 1, 2023, the beginning of the earliest period presented.

The pro forma adjustments related to the Tumbleweed Acquisitions, the Pending Drop Down and the assumed Equity Offering are based on available information and certain assumptions that management believes are factually supportable, as further described below in Note 3—Pro Forma Adjustments and Assumptions. In the opinion of management, all adjustments necessary to present fairly the pro forma financial statements have been made.

These pro forma financial statements are for information purposes only and do not purport to represent what the Company’s financial position and results of operations would have been had the GRP Acquisition, Tumbleweed Acquisitions, the Pending Drop Down and the assumed Equity Offering occurred on the dates indicated. The pro forma financial statements do not reflect the benefits of potential cost savings or the costs that may be necessary to achieve such savings, and, accordingly, do not attempt to predict or suggest future results. As such, these pro forma financial statements should not be used to project the Company’s financial performance for any future period. A number of factors may affect the results.

The pro forma financial statements have been developed from and should be read in conjunction with:

a.the separate historical consolidated financial statements and related notes thereto in the Company’s filings with the Securities and Exchange Commission;
b.the historical audited combined financial statements of GRP as of December 31, 2023 and for the year then ended, which are incorporated by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on November 13, 2023;
c.the historical audited consolidated financial statements of Tumbleweed Q, Tumbleweed M and TWR and related notes for the year ended December 31, 2023, which are incorporated by reference from Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on September 11, 2024;
d.the historical unaudited consolidated financial statements of TWR for the nine months ended September 30, 2024;
e.the audited statements of revenues and direct operating expenses and related notes for the Endeavor Mineral and Royalty Interests for the year ended December 31, 2023 and for the nine months ended September 30, 2024; and
f.the Company’s unaudited pro forma condensed combined financial information for the year ended December 31, 2023, which is incorporated by reference from Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 5, 2024.

Viper Energy, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet

	As of September 30, 2024
	Historical		Transaction Accounting Adjustments (Note 3)
	Viper	TWR Acquisition	Reclass Adjustments		Acquisition Transaction Adjustments		Viper Pro Forma Combined
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$168,649	$17,564	$—		$(159,382)	(b)(c)(e)	$26,831
Royalty income receivable (net of allowance for credit losses)	108,857	24,300	—		—		133,157
Royalty income receivable—related party	35,997	—	—		—		35,997
Accounts receivable— related party	—	43	—		(43)	(b)	—
Derivative instruments	2,795	—	—		—		2,795
Prepaid expenses and other current assets	3,882	179	—		(90)	(b)	3,971
Total current assets	320,180	42,086	—		(159,515)		202,751
Property:
Oil and natural gas interests, full cost method of accounting	4,771,268	—	488,680	(a)	442,331	(b)(c)(d) (e)(f)	5,702,279
Oil and natural gas interests, successful efforts method of accounting	—	488,680	(488,680)	(a)	—		—
Land	5,688	—	—		—		5,688
Accumulated depletion and impairment	(1,016,173)	(46,816)	—		46,816	(f)	(1,016,173)
Other property and equipment, net	—	113	—		(113)	(b)	—
Property, net	3,760,783	441,977	—		489,034		4,691,794
Funds held in escrow	43,050	—	—		(43,050)	(c)	—
Derivative instruments	2,727	—	—		—		2,727
Deferred income taxes (net of allowances)	74,617	—	—		—		74,617
Other assets	4,653	—	—		—		4,653
Equity method investment	—	5,950	—		(5,950)	(b)	—
Total assets	$4,206,010	$490,013	$—		$280,519		$4,976,542
Liabilities and Unitholders’ Equity
Current liabilities:
Accounts payable	$26	$—	$1,475	(a)	$(1,393)	(b)	$108
Accounts payable and accrued expenses	—	111,191	(111,191)	(a)	—		—
Accounts payable—related party	—	17	(17)	(a)	—		—
Accrued liabilities	41,465	—	109,733	(a)	(108,971)	(b)	42,227
Derivative instruments	901	—	—		—		901
Income taxes payable	1,816	—	—		—		1,816
Total current liabilities	44,208	111,208	—		(110,364)		45,052
Long-term debt, net	821,505	—	—		280,000	(c)	1,101,505
Other long-term liabilities	4,789	—	—		21,342	(d)	26,131
Total liabilities	870,502	111,208	—		190,978		1,172,688
Stockholders’ equity:
Class A Common Stock, $0.000001 par value	—	—	—		—		—
Class B Common Stock, $0.000001 par value	—	—	—		—		—
Additional paid-in capital	1,429,649	—	—		—		1,429,649
Contributed capital	—	435,000	—		(435,000)	(b)	—
Retained earnings (accumulated deficit)	(28,691)	(56,195)	—		56,195	(b)	(28,691)
Total Viper Energy, Inc. stockholders’ equity	1,400,958	378,805	—		(378,805)		1,400,958
Non-controlling interest	1,934,550	—	—		468,346	(c)	2,402,896
Total equity	3,335,508	378,805	—		89,541		3,803,854
Total liabilities and unitholders’ equity	$4,206,010	$490,013	$—		$280,519		$4,976,542

Viper Energy, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet - Continued

	As of September 30, 2024
	Historical	Pending Drop Down
	Viper(1)	Acquisition Transaction Adjustments (Note 3)		Viper Pro Forma Combined
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$26,831	$(5,740)	(n)(o)(p)	$21,091
Royalty income receivable (net of allowance for credit losses)	133,157	—		133,157
Royalty income receivable—related party	35,997	—		35,997
Derivative instruments	2,795	—		2,795
Prepaid expenses and other current assets	3,971	—		3,971
Total current assets	202,751	(5,740)		197,011
Property:
Oil and natural gas interests, full cost method of accounting	5,702,279	4,324,146	(n)(o)(p)	10,026,425
Land	5,688	—		5,688
Accumulated depletion and impairment	(1,016,173)	—		(1,016,173)
Property, net	4,691,794	4,324,146		9,015,940
Derivative instruments	2,727	—		2,727
Deferred income taxes (net of allowances)	74,617	—		74,617
Other assets	4,653	—		4,653
Total assets	$4,976,542	$4,318,406		$9,294,948
Liabilities and Unitholders’ Equity
Current liabilities:
Accounts payable	$108	$—		$108
Accrued liabilities	42,227	—		42,227
Derivative instruments	901	—		901
Income taxes payable	1,816	—		1,816
Total current liabilities	45,052	—		45,052
Long-term debt, net	1,101,505	—		1,101,505
Other long-term liabilities	26,131	—		26,131
Total liabilities	1,172,688	—		1,172,688
Stockholders’ equity:
Class A Common Stock, $0.000001 par value	—	—		—
Class B Common Stock, $0.000001 par value	—	—		—
Additional paid-in capital	1,429,649	1,000,000	(p)	2,429,649
Retained earnings (accumulated deficit)	(28,691)	—		(28,691)
Total Viper Energy, Inc. stockholders’ equity	1,400,958	1,000,000		2,400,958
Non-controlling interest	2,402,896	3,318,406	(n)	5,721,302
Total equity	3,803,854	4,318,406		8,122,260
Total liabilities and unitholders’ equity	$4,976,542	$4,318,406		$9,294,948
(1) Viper’s historical balance sheet as of September 30, 2024 in this table includes the effects of pro forma adjustments for the TWR Acquisition presented in the pro forma condensed combined balance sheet above.

Viper Energy, Inc.
Unaudited Condensed Combined Statement of Operations

	Nine Months Ended September 30, 2024
	Historical				Transaction Accounting Adjustments (Note 3)
	Viper	TWR Acquisition	Q Acquisition	M Acquisition	Reclass Adjustments		Acquisition Transaction Adjustments		Viper Pro Forma Combined
	(In thousands, except per share amounts)
Operating income:
Royalty income	$628,711	$53,891	$7,338	$4,846	$(1,217)	(a)	$—		$693,569
Lease bonus income—related party	227	—	—	—	—		—		227
Lease bonus income	2,289	—	—	—	6,244	(a)	—		8,533
Lease bonus and other	—	4,271	1,182	791	(6,244)	(a)	—		—
Other operating income	461	—	—	—	—		—		461
Total operating income	631,688	58,162	8,520	5,637	(1,217)		—		702,790
Costs and expenses:
Lease operating expenses	—	—	—	—	209	(a)	—		209
Production and ad valorem taxes	44,720	3,368	498	260	—		—		48,846
Gathering and transportation	—	1,046	115	56	(1,217)	(a)	—		—
Depletion	149,821	—	—	—	27,110	(a)	294	(g)(h)	177,225
Depletion, depreciation and amortization	—	22,351	2,851	1,908	(27,110)	(a)	—		—
General and administrative expenses— related party	7,391	—	—	—	—		—		7,391
General and administrative expenses	6,712	114,596	1,926	476	(209)	(a)	(116,255)	(g)	7,246
Other operating (income) expense	(3)	—	—	—	—		—		(3)
Total costs and expenses	208,641	141,361	5,390	2,700	(1,217)		(115,961)		240,914
Income (loss) from operations	423,047	(83,199)	3,130	2,937	—		115,961		461,876
Other income (expense):
Interest expense, net	(54,736)	—	—	—	43	(a)	(15,151)	(g)(i)	(69,844)
Interest expense	—	(119)	—	—	119	(a)	—		—
Interest income	—	162	—	—	(162)	(a)	—		—
Gain (loss) on derivative instruments, net	5,264	—	—	—	—		(1,230)	(j)	4,034
Earnings from equity method investment	—	1,150	—	—	—		(1,150)	(g)	—
Total other income (expense), net	(49,472)	1,193	—	—	—		(17,531)		(65,810)
Income (loss) before income taxes	373,575	(82,006)	3,130	2,937	—		98,430		396,066
Provision for (benefit from) income taxes	42,729	275	39	25	—		2,219	(g)(l)	45,287
Net income (loss)	330,846	(82,281)	3,091	2,912	—		96,211		350,779
Net income (loss) attributable to non-controlling interest	181,668	—	—	—	—		10,812	(k)	192,480
Net income (loss) attributable to Viper Energy, Inc.	$149,178	$(82,281)	$3,091	$2,912	$—		$85,399		$158,299

Net income (loss) attributable to common shares:
Basic	$1.64								$1.55
Diluted	$1.64								$1.55
Weighted average number of common shares outstanding:
Basic	90,895						10,745	(m)	101,640
Diluted	90,989						10,745	(m)	101,734

Viper Energy, Inc.
Unaudited Condensed Combined Statement of Operations - Continued

	Nine Months Ended September 30, 2024
	Historical		Acquisition Transaction Adjustments (Note 3)
	Viper(1)	Pending Drop Down			Viper Pro Forma Combined
	(In thousands, except per share amounts)
Operating income:
Royalty income	$693,569	$353,693	$—		$1,047,262
Lease bonus income—related party	227	—	—		227
Lease bonus income	8,533	—	—		8,533
Other operating income	461	—	—		461
Total operating income	702,790	353,693	—		1,056,483
Costs and expenses:
Lease operating expenses	209	—	—		209
Production and ad valorem taxes	48,846	24,759	—		73,605
Depletion	177,225	—	164,103	(q)	341,328
General and administrative expenses— related party	7,391	—	—		7,391
General and administrative expenses	7,246	—	—		7,246
Other operating (income) expense	(3)	—	—		(3)
Total costs and expenses	240,914	24,759	164,103		429,776
Income (loss) from operations	461,876	328,934	(164,103)		626,707
Other income (expense):
Interest expense, net	(69,844)	—	—		(69,844)
Gain (loss) on derivative instruments, net	4,034	—	—		4,034
Total other income (expense), net	(65,810)	—	—		(65,810)
Income (loss) before income taxes	396,066	328,934	(164,103)		560,897
Provision for (benefit from) income taxes	45,287	—	10,610	(s)	55,897
Net income (loss)	350,779	328,934	(174,713)		505,000
Net income (loss) attributable to non-controlling interest	192,480	—	116,385	(r)	308,865
Net income (loss) attributable to Viper Energy, Inc.	$158,299	$328,934	$(291,098)		$196,135

Net income (loss) attributable to common shares:
Basic	$1.55				$1.60
Diluted	$1.55				$1.60
Weighted average number of common shares outstanding:
Basic	101,640		20,982	(t)	122,622
Diluted	101,734		20,982	(t)	122,716
(1) Viper’s historical income statement for the nine months September 30, 2024 in this table includes the effects of pro forma adjustments for the Tumbleweed Acquisitions from the pro forma condensed combined statement of operations above.

Viper Energy, Inc.
Unaudited Condensed Combined Statement of Operations

	Year Ended December 31, 2023
	Historical				Transaction Accounting Adjustments (Note 3)
	Viper(1)	TWR Acquisition	Q Acquisition	M Acquisition	Reclass Adjustments		Acquisition Transaction Adjustments		Viper Pro Forma Combined
	(In thousands, except per share amounts)
Operating income:
Royalty income	$819,246	$55,978	$12,800	$8,421	$(962)	(a)	$—		$895,483
Lease bonus income—related party	107,823	—	—	—	—		—		107,823
Lease bonus income	3,643	—	—	—	570	(a)	—		4,213
Lease bonus and other	—	538	19	13	(570)	(a)	—		—
Other operating income	909	—	—	—	—		—		909
Total operating income	931,621	56,516	12,819	8,434	(962)		—		1,008,428
Costs and expenses:
Lease operating expense	—	—	—	—	177	(a)	—		177
Production and ad valorem taxes	57,432	3,295	747	453	—		—		61,927
Gathering and transportation	—	800	95	67	(962)	(a)	—		—
Depletion	185,019	—	—	—	27,212	(a)	7,234	(g)(h)	219,465
Depletion, depreciation and amortization	—	20,757	3,857	2,598	(27,212)	(a)	—		—
General and administrative expenses	23,360	6,303	2,574	499	(177)	(a)	(8,429)	(g)	24,130
Other operating expense	356	—	—	—	—		—		356
Total costs and expenses	266,167	31,155	7,273	3,617	(962)		(1,195)		306,055
Income (loss) from operations	665,454	25,361	5,546	4,817	—		1,195		702,373
Other income (expense):
Interest expense, net	(74,628)	—	—	—	254	(a)	(20,397)	(g)(i)	(94,771)
Interest expense	—	(12)	—	—	12	(a)	—		—
Interest income	—	255	11	—	(266)	(a)	—		—
Gain (loss) on derivative instruments, net	(25,793)	—	—	—	—		(2,889)	(j)	(28,682)
Earnings from equity method investments	—	996	—	—	—		(996)	(g)	—
Other income, net	3,795	—	—	—	—		—		3,795
Total other income (expense), net	(96,626)	1,239	11	—	—		(24,282)		(119,658)
Income (loss) before income taxes	568,828	26,600	5,557	4,817	—		(23,087)		582,715
Provision for (benefit from) income taxes	53,136	270	47	37	—		4,087	(g)(l)	57,577
Net income (loss)	515,692	26,330	5,510	4,780	—		(27,174)		525,138
Net income (loss attributable to non-controlling interest	289,835	—	—	—	—		(6,476)	(k)	283,359
Net income (loss) attributable to Viper Energy, Inc.	$225,857	$26,330	$5,510	$4,780	$—		$(20,698)		$241,779

Net income (loss) attributable to common shares:
Basic	$2.57								$2.43
Diluted	$2.57								$2.43
Weighted average number of common shares outstanding:
Basic	87,677						11,500	(m)	99,177
Diluted	87,677						11,500	(m)	99,177
(1) Viper’s historical income statement for the year ended December 31, 2023 includes the effects of pro forma adjustments for the GRP Acquisition as presented in Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 5, 2024 and incorporated by reference into these unaudited pro forma condensed combined financial statements.

Viper Energy, Inc.
Unaudited Condensed Combined Statement of Operations - Continued

	Year Ended December 31, 2023
	Historical
	Viper(1)	Pending Drop Down	Acquisition Transaction Adjustments (Note 3)		Viper Pro Forma Combined
	(In thousands, except per share amounts)
Operating income:
Royalty income	$895,483	$446,526	$—		$1,342,009
Lease bonus income—related party	107,823	—	—		107,823
Lease bonus income	4,213	—	—		4,213
Other operating income	909	—	—		909
Total operating income	1,008,428	446,526	—		1,454,954
Costs and expenses:
Lease operating expense	177	—	—		177
Production and ad valorem taxes	61,927	29,520	—		91,447
Depletion	219,465	—	197,942	(q)	417,407
General and administrative expenses	24,130	—	—		24,130
Other operating expense	356	—	—		356
Total costs and expenses	306,055	29,520	197,942		533,517
Income (loss) from operations	702,373	417,006	(197,942)		921,437
Other income (expense):
Interest expense, net	(94,771)	—	—		(94,771)
Gain (loss) on derivative instruments, net	(28,682)	—	—		(28,682)
Other income, net	3,795	—	—		3,795
Total other income (expense), net	(119,658)	—	—		(119,658)
Income (loss) before income taxes	582,715	417,006	(197,942)		801,779
Provision for (benefit from) income taxes	57,577	—	11,320	(s)	68,897
Net income (loss)	525,138	417,006	(209,262)		732,882
Net income (loss) attributable to non-controlling interest	283,359	—	167,135	(r)	450,494
Net income (loss) attributable to Viper Energy, Inc.	$241,779	$417,006	$(376,397)		$282,388

Net income (loss) attributable to common shares:
Basic	$2.43				$2.35
Diluted	$2.43				$2.35
Weighted average number of common shares outstanding:
Basic	99,177		20,982	(t)	120,159
Diluted	99,177		20,982	(t)	120,159
(1) Viper’s historical income statement for the year ended December 31, 2023 in this table includes the effects of pro forma adjustments for the Tumbleweed Acquisitions in the pro forma condensed combined statement of operations above and the GRP Acquisition as presented in Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 5, 2024 and incorporated by reference into these unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.    ORGANIZATION AND BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements were prepared based on the historical consolidated financial statements of the Company, GRP, TWR, Tumbleweed Q, Tumbleweed M and the Endeavor Mineral and Royalty Interests. Pro forma adjustments have been made to reflect certain transaction accounting adjustments, as discussed further in Notes 2 and 3. The pro forma balance sheet gives effect to the TWR Acquisitions and Pending Drop Down as if they had been completed on September 30, 2024. The pro forma statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023 give pro forma effect to the GRP Acquisition through the GRP Closing Date, the Q & M Acquisitions through the Q&M Closing Date, and the TWR Acquisition, Pending Drop Down and assumed Equity Offering through September 30, 2024 as if all of the transactions had occurred on January 1, 2023, the beginning of the earliest period presented.

The GRP Acquisition and the Tumbleweed Acquisitions are accounted for as acquisitions of assets under ASC 805. The Company therefore recognized the assets acquired and liabilities assumed in the Tumbleweed Acquisitions based on their costs to the Company, which includes the total consideration paid as well as capitalization of all transaction costs incurred.

The Pending Drop Down is accounted for as a transaction between entities under common control with the properties acquired recorded at the Seller’s historical carrying value, which approximates their purchase price, in the pro forma consolidated balance sheet.

In the opinion of management, all material adjustments have been made that are necessary to present fairly, in accordance with Article 11 of Regulation S-X, the pro forma financial statements. The pro forma financial statements are provided for illustrative purposes only and do not purport to be indicative of what the Company’s actual results of operations and financial position would have been on a consolidated basis if the GRP Acquisition, the Tumbleweed Acquisitions and the Pending Drop Down had occurred on the dates indicated, nor are they indicative of the future results of operations or financial position.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma statements of operations are based on the weighted average number of the Company’s Class A Common Stock outstanding, assuming the GRP Acquisition, the Tumbleweed Acquisitions and related equity offering, the Pending Drop Down and the assumed Equity Offering occurred at the beginning of the earliest period presented. For pro forma purposes, Viper’s share price of $47.66 as of January 24, 2025, was used to calculate the number of shares of Class A Common Stock issued in the assumed Equity Offering.

2.    CONSIDERATION AND PURCHASE PRICE ALLOCATION

The Company has performed a preliminary analysis of the total consideration paid for the assets and liabilities acquired in the TWR Acquisition and the Pending Drop Down. Total consideration for the TWR Acquisition including the estimated fair value of the related contingent cash consideration and estimated transaction costs, and the total consideration for the Pending Drop Down, including all estimated associated transaction costs, has been allocated to the assets acquired and liabilities assumed in each respective transaction. Due to the fact that the pro forma financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on the Company’s financial position and results of operations may differ significantly from the pro forma amounts included herein.

The following table summarizes (i) the preliminary purchase price for the TWR Acquisition as of October 1, 2024, (ii) the preliminary purchase price for the Pending Drop Down as of January , 2025, and (iii) the allocation of the total consideration to the assets acquired and liabilities assumed in each transaction (in thousands except OpCo Units and per unit amounts):

Consideration:	TWR Acquisition	Pending Drop Down
OpCo Units issued	10,093,670	69,626,640
Price per OpCo Unit	$46.40	$47.66
OpCo Unit consideration	$468,346	$3,318,406
Cash consideration	458,900	1,000,000
Fair value of contingent consideration	21,342	—
Transaction costs	5,269	5,740
Total consideration (including fair value of OpCo Units issued)	$953,857	$4,324,146

Purchase price allocation:
Royalty income receivable	$24,300	$—
Prepaid expenses and other current assets	89	—
Oil and natural gas interests	930,312	4,324,146
Amount attributable to assets acquired	954,701	4,324,146

Accounts payable	82	—
Accrued liabilities	762	—
Amount attributable to liabilities acquired	844	—
Net assets acquired	$953,857	$4,324,146

The total consideration for the TWR Acquisition and the Pending Drop Down has been used to prepare the transaction accounting adjustments in the pro forma balance sheet and statements of operations. The total value of consideration for the Pending Drop Down is subject to change due to changes in Viper’s stock price, the number of OpCo Units and shares of Class B Common Stock issued to the Seller, customary purchase price adjustments including post-close adjustments and actual transaction costs incurred.

3.    PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

The pro forma financial statements have been prepared to illustrate the effect of the GRP Acquisition, the Tumbleweed Acquisitions and the Pending Drop Down and have been prepared for informational purposes only.

(a) The following reclassifications were made to conform the historical TWR consolidated financial statements to Viper’s presentation:

Pro Forma Condensed Combined Balance Sheet as of September 30, 2024

•Reclassification of $488.7 million from Oil and natural gas interests, successful efforts method of accounting to Oil and natural gas interests, full cost method of accounting;
•Reclassification of approximately $111.2 million from Accounts payable and accrued expenses consisting of $109.7 million to Accrued liabilities and $1.5 million to Accounts payable; and
•Reclassification of $17 thousand from Accounts payable—related party to Accounts payable.

Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2024

•Reclassification of $6.2 million from Lease bonus and other to Lease bonus income;
•Reclassification of $1.2 million from Gathering and transportation to Royalty income;
•Reclassification of $27.1 million from Depletion, depreciation and amortization to Depletion
•Reclassification of $0.2 million from General and administrative expenses to Lease operating expenses; and
•Reclassification of $(0.2) million from Interest income and $0.1 million from Interest expense to Interest expense, net.

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2023

•Reclassification of $0.6 million from Lease bonus and other to Lease bonus income;
•Reclassification of $1.0 million from Gathering and transportation to Royalty income;
•Reclassification of $27.2 million from Depletion, depreciation and amortization to Depletion;
•Reclassification of $0.2 million from General and administrative expenses to Lease operating expenses; and
•Reclassification of $12 thousand from Interest expense and $(0.3) million from Interest income to Interest expense, net.

(b) Represents the $378.8 million adjustment for the elimination of TWR’s net equity interests as a decrease to Contributed capital and Retained earnings (deficit) and a decrease to Oil and natural gas interests, full cost method of accounting, as well as other assets and liabilities not included in the acquired entities including the following:
•a decrease of $17.6 million in Cash and cash equivalents;
•a decrease of $43 thousand in Accounts receivable— related party;
•a decrease of $0.1 million in Prepaid expenses and other current assets;
•a decrease of $86.6 million in Oil and natural gas interests, full cost method of accounting;
•a decrease of $0.1 million in Other property and equipment, net;
•a decrease of $6.0 million in Equity method investment;
•a decrease of $1.4 million in Accounts payable; and
•a decrease of $109.0 million in Accrued liabilities.

(c) Reflects the preliminary allocation of consideration for the TWR Acquisition as follows:
•$415.9 million decrease to Cash and cash equivalents; a $43.1 million decrease to Funds held in escrow and a $458.9 million increase to Oil and natural gas interests, full cost method of accounting, for the cash portion of the consideration for the TWR Acquisition;
•$280.0 million increase to Cash and cash equivalents and Long-term debt, net to reflect the draw on Viper’s revolving credit facility to fund a portion of the cash consideration for the TWR Acquisition; and
•$468.3 million increase to Oil and natural gas interests, full cost method of accounting and Non-controlling interest from the issuance of 10.1 million OpCo Units at a price of $46.40 per OpCo Unit as partial consideration for the TWR Acquisition. See Note 2—Consideration and Purchase Price Allocation.

(d) Reflects the $21.3 million fair value at September 30, 2024, of contingent consideration payable for the TWR Acquisition pursuant to the terms specified in the definitive purchase and sales agreement as an increase to Other long-term liabilities and an increase to Oil and natural gas interests, full cost method of accounting. See Note 2—Consideration and Purchase Price Allocation.

(e) Reflects $6.0 million of additional transaction costs incurred for the Tumbleweed Acquisitions subsequent to the September 30, 2024 balance sheet date as an increase to Oil and natural gas interests, full cost method of accounting, and a decrease to Cash and cash equivalents.

(f) Reflects the elimination of the historical Accumulated depletion and impairment for the TWR Acquisition.

Statements of Operations

The adjustments included in the pro forma condensed combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are as follows:

(g) For the nine months ended September 30, 2024, reflects the elimination of certain expenses not included in the entities acquired in the Tumbleweed Acquisitions as follows:
•a decrease of $14 thousand in Depletion;
•a decrease of $116.3 million in General and administrative expenses;
•a decrease of $40 thousand in Interest expense, net;
•a decrease of $1.2 million in Earnings from equity method investment; and
•a decrease of $0.3 million in Provision for (benefit from) income taxes.

For the year ended December 31, 2023, reflects the elimination of certain expenses not included in the entities acquired in the Tumbleweed Acquisitions as follows:
•a decrease of $8 thousand in Depletion;
•a decrease of $8.4 million in General and administrative expenses;
•a decrease of $0.3 million in Interest expense, net;
•a decrease of $1.0 million in Earnings from equity method investment; and
•a decrease of $0.4 million in Provision for (benefit from) income taxes.

(h) For the nine months ended September 30, 2024, reflects a $0.3 million net increase and for the year ended December 31, 2024, reflects a $7.2 million net increase in Depletion computed on a unit of production basis under the full cost method of accounting following the preliminary purchase price allocation to Oil and natural gas interests, full cost method of accounting, as if the GRP Acquisition and the Tumbleweed Acquisitions were consummated on January 1, 2023.

(i) Reflects the estimated interest expense that would have been recorded in the periods presented with respect to the incremental borrowings used to fund a portion of the cash consideration for the Tumbleweed Acquisitions. The pro forma statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 used the effective interest rate as of October 1, 2024 of approximately 7.2%, on the pro forma incremental outstanding borrowings on Viper’s revolving credit facility of $280.0 million, resulting in an increase to pro forma Interest expense, net of $15.1 million and $20.1 million, respectively.

(j) The Tumbleweed Acquisitions include provisions for amounts contingently payable by Viper based on the satisfaction of certain commodity price thresholds in the future. This adjustment reflects the changes in fair value of the related contingent consideration liability of Viper for the periods presented.

(k) Reflects the impact to Net income (loss) attributable to non-controlling interest of (i) issuing 11,500,000 shares of Viper’s Class A Common Stock to the public in September 2024 to partially fund the cash consideration for the TWR Acquisition, (ii) issuing 10,093,670 OpCo Units for an approximate 5.1% ownership interest in the Operating Company as partial consideration for the TWR Acquisition, (iii) issuing 9,018,760 Viper common units (converted to shares of Class A Common Stock in November 2023) as consideration for the GRP Acquisition, and (iv) issuing 7,215,007 Viper common units (converted to shares of Class A Common Stock in November 2023) to Diamondback to partially fund the GRP Acquisition as though each of these issuances occurred on January 1, 2023.

(l) Reflects the estimated incremental income tax provision associated with the incremental pro forma income before taxes attributable to Viper, using a blended federal plus state statutory tax rate, net of federal benefit, of 21.9% for the nine months ended September 30, 2024 and 21.8% for the year ended December 31, 2023.

(m) Reflects the public issuance of 11,500,000 shares of Viper Class A Common Stock in September 2024 to fund a portion of the cash consideration for the TWR Acquisition. The following table reconciles historical and pro forma basic and diluted earnings per share utilizing the two-class method for the periods indicated:

	Nine Months Ended September 30, 2024		Year Ended December 31, 2023
	Viper (Historical)	Pro Forma	Viper (Historical)(1)	Pro Forma
	(in thousands, except per share amounts)
Net income (loss) attributable to the period	$149,178	$158,299	$225,857	$241,779
Less: distributed and undistributed earnings allocated to participating securities	295	295	333	354
Net income (loss) attributable to common unitholders	$148,883	$158,004	$225,524	$241,425
Weighted average common units outstanding:
Basic weighted average common units outstanding	90,895	101,640	87,677	99,177
Effect of dilutive securities:
Potential common units issuable	94	94	—	—
Diluted weighted average common units outstanding	90,989	101,734	87,677	99,177
Net income (loss) per common unit, basic	$1.64	$1.55	$2.57	$2.43
Net income (loss) per common unit, diluted	$1.64	$1.55	$2.57	$2.43
(1) Viper’s historical income statement and earnings per share amounts for the year ended December 31, 2023 as shown in the table above include the effects of pro forma adjustments for the GRP Acquisition as presented in Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 5, 2024 and incorporated by reference into these unaudited pro forma condensed combined financial statements.

Pending Drop Down Adjustments

Additional transaction accounting adjustments have been made to illustrate the effect of the Pending Drop Down as follows:

Pro Forma Condensed Combined Balance Sheet as of September 30, 2024

(n) Reflects the preliminary allocation of consideration for the Pending Drop Down, including $1.0 billion in estimated cash consideration and $3.3 billion for the expected issuance of 69,626,640 OpCo Units to the Seller at an assumed price of $47.66 per OpCo Unit, as an increase to Oil and natural gas interests, full cost method of accounting and Non-controlling interest. See Note 2—Consideration and Purchase Price Allocation.

(o) Reflects the $5.7 million of transaction costs capitalized as part of the initial measurement of the assets acquired in accordance with the accounting rules for an asset acquisition as an increase to Oil and natural gas interests, full cost method of accounting, and a decrease to Cash and cash equivalents. Note 2—Consideration and Purchase Price Allocation.

(p) Reflects the proceeds from the assumed Equity Offering of $1.0 billion, which are expected to fund the cash portion of the Pending Drop Down consideration.

Statements of Operations

The adjustments included in the pro forma condensed combined statements of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are as follows:

(q) Reflects the change in Depletion for each period presented computed on a unit of production basis under the full cost method of accounting following the preliminary purchase price allocation to Oil and natural gas interests, full cost method of accounting, as if the Pending Drop Down was consummated on January 1, 2023.

(r) Reflects the impact to income (loss) attributable to non-controlling interest of (i) issuing 20,981,956 shares of Viper’s Class A Common Stock to the public in the assumed Equity Offering to partially fund the cash consideration for the Pending Drop Down, and (ii) issuing 69,626,640 OpCo Units to the Sellers as partial consideration for the Pending Drop Down.

(s) Reflects the estimated incremental income tax provision associated with the incremental pro forma income before taxes attributable to Viper, using a blended federal plus state statutory tax rate, net of federal benefit, of 21.9% for the nine months ended September 30, 2024 and 21.8% for the year ended December 31, 2023.

(t) Reflects the public issuance of approximately 20,981,956 shares of Viper Class A Common Stock in the assumed Equity Offering to fund the cash consideration for the Pending Drop Down. The additional shares of Class A Common Stock were assumed to have been outstanding since the beginning of the periods presented. The following table reconciles historical and pro forma basic and diluted earnings per share utilizing the two-class method for the periods indicated:

	Nine Months Ended September 30, 2024		Year Ended December 31, 2023
	Viper (Historical)(1)	Pro Forma	Viper (Historical)(1)	Pro Forma
	(in thousands, except per share amounts)
Net income (loss) attributable to the period	$158,299	$196,135	$241,779	$282,388
Less: distributed and undistributed earnings allocated to participating securities	295	348	354	409
Net income (loss) attributable to common unitholders	$158,004	$195,787	$241,425	$281,979
Weighted average common units outstanding:
Basic weighted average common units outstanding	101,640	122,622	99,177	120,159
Effect of dilutive securities:
Potential common units issuable	94	94	—	—
Diluted weighted average common units outstanding	101,734	122,716	99,177	120,159
Net income (loss) per common unit, basic	$1.55	$1.60	$2.43	$2.35
Net income (loss) per common unit, diluted	$1.55	$1.60	$2.43	$2.35
(1) Viper’s historical income statement and earnings per share amounts for the nine months ended September 30, 2024 and the year ended December 31, 2023 include the effects of the pro forma adjustments for the Tumbleweed Acquisitions in the pro forma condensed combined statement of operations. Viper’s historical income statement and earnings per share amounts for the year ended December

31, 2023 as shown in the table above include the effects of pro forma adjustments for the GRP Acquisition as presented in Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on March 5, 2024 and incorporated by reference into these unaudited pro forma condensed combined financial statements.

4.    SUPPLEMENTAL PRO FORMA OIL AND NATURAL GAS RESERVES INFORMATION

Net Proved Reserves

The historical information regarding net proved oil and natural gas reserves attributable to Viper’s interests and the Pending Drop Down in proved properties as of December 31, 2023 is based on reserve estimates prepared by Viper’s internal reservoir engineers and audited by Ryder Scott, LLP, an independent petroleum engineering firm.

The historical information regarding net proved oil and natural gas reserves attributable to interests in the reserves of TWR, Tumbleweed Q and Tumbleweed M are based on reserves estimates prepared by Cawley, Gillespie & Associates, Inc., an independent petroleum engineering firm, as of December 31, 2023.

	Oil (MBbls)
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Total (1)	Pending Drop Down	Pro Forma Total (2)
As of December 31, 2022	79,004	2,225	643	425	82,297	62,208	144,505
Purchase of reserves in place	10,469	1,480	—	—	11,949	—	11,949
Extensions and discoveries	13,636	1,171	271	179	15,257	—	15,257
Revisions of previous estimates	(5,178)	127	(17)	(11)	(5,079)	(1,793)	(6,872)
Production	(8,028)	(621)	(146)	(97)	(8,892)	(5,042)	(13,934)
As of December 31, 2023	89,903	4,382	751	496	95,532	55,373	150,905

Proved Developed Reserves:
December 31, 2023	69,043	2,706	534	353	72,636	28,827	101,463

Proved Undeveloped Reserves:
December 31, 2023	20,860	1,676	217	143	22,896	26,546	49,442

	Natural Gas (MMcf)
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Total(1)	Pending Drop Down	Pro Forma Total (2)
As of December 31, 2022	209,964	11,303	2,223	1,472	224,962	210,678	435,640
Purchase of reserves in place	27,011	6,611	—	—	33,622	—	33,622
Extensions and discoveries	34,632	5,046	1,099	722	41,499	—	41,499
Revisions of previous estimates	11,101	499	71	42	11,713	(7,721)	3,992
Production	(19,130)	(1,706)	(244)	(163)	(21,243)	(11,969)	(33,212)
As of December 31, 2023	263,578	21,753	3,149	2,073	290,553	190,988	481,541

Proved Developed Reserves:
December 31, 2023	221,462	13,930	2,255	1,485	239,132	111,022	350,154

Proved Undeveloped Reserves:
December 31, 2023	42,116	7,823	894	588	51,421	79,966	131,387

	Natural Gas Liquids (MBbls)
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Total(1)	Pending Drop Down	Pro Forma Total(2)
As of December 31, 2022	34,902	—	—	—	34,902	39,916	74,818
Purchase of reserves in place	4,006	—	—	—	4,006	—	4,006
Extensions and discoveries	6,150	—	—	—	6,150	—	6,150
Revisions of previous estimates	3,466	—	—	—	3,466	(1,314)	2,152
Production	(3,108)	—	—	—	(3,108)	(2,120)	(5,228)
As of December 31, 2023	45,416	—	—	—	45,416	36,482	81,898

Proved Developed Reserves:
December 31, 2023	37,417	—	—	—	37,417	20,774	58,191

Proved Undeveloped Reserves:
December 31, 2023	7,999	—	—	—	7,999	15,708	23,707

	Total (MBOE)
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Total(1)	Pending Drop Down	Pro Forma Total(2)
As of December 31, 2022	148,900	4,109	1,013	671	154,693	137,237	291,930
Purchase of reserves in place	18,977	2,582	—	—	21,559	—	21,559
Extensions and discoveries	25,558	2,012	454	299	28,323	—	28,323
Revisions of previous estimates	138	210	(5)	(4)	339	(4,394)	(4,055)
Production	(14,324)	(905)	(187)	(124)	(15,540)	(9,157)	(24,697)
As of December 31, 2023	179,249	8,008	1,275	842	189,374	123,686	313,060

Proved Developed Reserves:
December 31, 2023	143,371	5,028	909	601	149,909	68,105	218,014

Proved Undeveloped Reserves:
December 31, 2023	35,878	2,980	366	241	39,465	55,581	95,046
(1) Adjusted for the Tumbleweed Acquisitions.
(2) Estimates of reserves as of December 31, 2023 were prepared using the unweighted arithmetic average of hydrocarbon prices received on a field-by-field basis on the first day of each month within the 12-month period ended December 31, 2023, in accordance with SEC guidelines. Reserve estimates do not include any value for probable or possible reserves that may exist, nor do they include any value for undeveloped acreage. The reserve estimates represent our net revenue interest in our properties. Although we believe these estimates are reasonable, actual future production, cash flows, taxes, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves may vary substantially from these estimates. MBOE equivalents are calculated using a conversion rate of six MMcf per one MBbl for natural gas.

Standardized Measure

The following table presents the pro forma condensed combined standardized measure of discounted future net cash flows attributable to the proved oil and natural gas reserves of Viper, TWR, Tumbleweed Q, Tumbleweed M and the Pending Drop Down as of December 31, 2023. The pro forma condensed combined standardized measure shown below represents estimates only and has not been adjusted for projected combined income tax rates and does not reflect the market value of the reserves attributable to the acquired mineral and royalty interests.

	December 31, 2023
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Combined(1)	Pending Drop Down	Pro Forma Combined
	(In thousands)
Future cash inflows	$8,493,617	$405,289	$67,727	$44,694	$9,011,327	$5,544,105	$14,555,432
Future production taxes	(593,840)	(30,598)	(4,751)	(3,136)	(632,325)	(393,190)	(1,025,515)
Future development costs	—	(58)	—	—	(58)	—	(58)
Future income tax expense	(934,392)	(1,991)	(356)	(234)	(936,973)	(28,783)	(965,756)
Future net cash flows	6,965,385	372,642	62,620	41,324	7,441,971	5,122,132	12,564,103
10% discount to reflect timing of cash flows	(3,778,499)	(152,594)	(25,749)	(16,983)	(3,973,825)	(2,579,022)	(6,552,847)
Standardized measure of discounted future net cash flows	$3,186,886	$220,048	$36,871	$24,341	$3,468,146	$2,543,110	$6,011,256

Principal changes in the standardized measure of discounted future net cash flows attributable to proved reserves are as follows:

	Year Ended December 31, 2023
	Viper Historical	TWR Acquisition	Q Acquisition	M Acquisition	Pro Forma Combined(1)	Pending Drop Down	Pro Forma Combined
	(In thousands)
Standardized measure of discounted future net cash flows at the beginning of the period	$3,454,096	$158,911	$41,244	$27,311	$3,681,562	$3,604,920	$7,286,482
Purchase of minerals in place	473,742	73,277	—	—	547,019	—	547,019
Sales of oil and natural gas, net of production costs	(666,709)	(51,883)	(11,958)	(7,901)	(738,451)	(417,006)	(1,155,457)
Extensions and discoveries	626,854	57,605	13,510	8,886	706,855	—	706,855
Previously estimated development costs incurred during the period	—	1,303	—	—	1,303	—	1,303
Net changes in prices and production costs	(1,405,205)	(57,842)	(11,646)	(7,758)	(1,482,451)	(881,023)	(2,363,474)
Changes in estimated future development costs	—	(5)	—	—	(5)	—	(5)
Revisions of previous quantity estimates	2,726	2,241	(159)	(113)	4,695	(114,775)	(110,080)
Net changes in income taxes	212,391	(263)	25	17	212,170	5,968	218,138
Accretion of discount	427,998	15,983	4,148	2,747	450,876	362,517	813,393
Net changes in timing of production and other	60,993	20,721	1,707	1,152	84,573	(17,491)	67,082
Standardized measure of discounted future net cash flows at the end of the period	$3,186,886	$220,048	$36,871	$24,341	$3,468,146	$2,543,110	$6,011,256
(1) Adjusted for the Tumbleweed Acquisitions.